UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 26, 2006

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2006, Cabot Microelectronics Corporation issued a press release entitled “Cabot Microelectronics Achieves Solid Business Performance for Fourth Quarter and Full Fiscal Year 2006; Previously Announced Asset Write-off and Purchase Accounting Adversely Affect Financial Results for the Quarter,” a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our fourth fiscal quarter ended September 30, 2006. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 of Form 8-K:

99.1 Press release, dated October 26, 2006, entitled “Cabot Microelectronics Achieves Solid Business Performance for Fourth Quarter and Full Fiscal Year 2006; Previously Announced Asset Write-off and Purchase Accounting Adversely Affect Financial Results for the Quarter.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: October 26, 2006	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1
Press release, dated October 26, 2006, entitled “Cabot Microelectronics Achieves Solid Business Performance for Fourth Quarter and Full Fiscal Year 2006; Previously Announced Asset Write-off and Purchase Accounting Adversely Affect Financial Results for the Quarter.”